JNF PORTFOLIOS

PROSPECTUS

May 1, 2013

JNF Equity Portfolio

JNF Balanced Portfolio

1-866-667-0564

Advised by:

JNF Advisors, Inc.

10350 Ormsby Park Place

Louisville, Kentucky 40223

This Prospectus provides important information about the Portfolios that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY: JNF Equity Portfolio	1
Investment Objective	1
Fees and Expenses of the Portfolio	1
Principal Investment Strategies	2
Principal Investment Risks	2
Performance	2
Investment Adviser	3
Sub-Adviser	3
Sub-Adviser Portfolio Managers	3
Purchase and Sale of Portfolio Shares	4
Tax Information	4
Payments to Broker-Dealer and Other Financial Intermediaries	4
PORTFOLIO SUMMARY: JNF Balanced Portfolio	5
Investment Objective	5
Fees and Expenses of the Portfolio	5
Principal Investment Strategies	6
Principal Investment Risks	7
Performance	9
Investment Adviser	10
Sub-Adviser	10
Sub-Adviser Portfolio Managers	10
Purchase and Sale of Portfolio Shares	10
Tax Information	10
Payments to Broker-Dealer and Other Financial Intermediaries	10
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	11
General Information about the Portfolios/Adviser	11
Principal Investment Strategies	12
Principal Investment Risks	14
Temporary Investments	17
Portfolio Holdings Disclosure	17
MANAGEMENT	18
Investment Adviser	18
Sub-Adviser	18
Sub-Adviser Portfolio Managers	19
HOW SHARES ARE PRICED	21
HOW TO PURCHASE AND REDEEM SHARES	22
When Order is Processed	23
TAX CONSEQUENCES	23
DIVIDENDS AND DISTRIBUTIONS	25
FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES	25
DISTRIBUTION OF SHARES	26
Distribution Fees	26
Additional Compensation to Financial Intermediaries	26
Householding	27
VOTING AND MEETINGS	27
FINANCIAL HIGHLIGHTS	28
Privacy Notice	30

PORTFOLIO SUMMARY – JNF EQUITY PORTFOLIO

Investment Objective:  The JNF Equity Portfolio’s investment objective is total return consistent with preservation of capital and a prudent level of risk.

Fees and Expenses of the Portfolio:  The following table describes the annual operating expenses that you pay indirectly if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.29%
Total Annual Portfolio Operating Expenses	1.19%

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  You would pay the same expenses if you did not redeem your shares.  However, each insurance contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher.  The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance.  During the most recent fiscal year, the Portfolio's portfolio turnover rate was 122% of the average value of its portfolio.

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Principal Investment Strategies:  Under normal circumstances, the Portfolio invests at least 80% of its assets in U.S. common stocks.  The Portfolio is widely diversified by industry and company, with a focus on small- and medium-size companies.  Small- and medium-size companies are often companies in the earlier period of their growth expectations, from start-ups to better-established firms that have a smaller market capitalization.  Extensive research efforts can play a greater role in selecting securities of smaller and medium size companies than in selecting securities of larger companies.

Chicago Equity Partners, LLC (“CEP”) is the Portfolio’s sub-adviser.  CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities for the Portfolio. The model includes momentum, value, growth and quality factors. The process focuses on security selection while remaining industry, sector and style neutral. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies stocks that it believes are overvalued and undervalued within industry sectors.

The sub-adviser typically sells a security when it reaches its appreciation potential, it no longer meets CEP's model investment criteria, it has deteriorating fundamentals, or when more attractive investment opportunities are available.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  Many factors affect the Portfolio’s net asset value and performance.

•

Management Risk. CEP’s investment techniques may be unsuccessful and cause the Portfolio to incur losses.

•

Market Risk.  The market value of the Portfolio’s investments will fluctuate as the stock market fluctuates.

•

Portfolio Turnover Risk.  Higher portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs.

•

Small- and Medium-Size Company Risk.  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns compare with those of a broad-based securities market index.  Past performance does not necessarily indicate how a Portfolio will perform in the future.  Updated performance information is available at no cost by calling 1-866-667-0564.

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Performance Bar Chart For Calendar Year Ended December 31,

Best Quarter:	3rd Quarter 2009	19.67%
Worst Quarter:	4th Quarter 2008	(26.17)%

Performance Table

Average Annual Total Returns

(For period ended December 31, 2012)

	One Year	Five Years	Since Inception of the Portfolio (1)
Return	16.76%	2.87%	0.71%
Russell Midcap Total Return Index	17.28%	3.57%	2.62%

(1)

The inception date of the JNF Equity Portfolio is May 1, 2007.

The Russell Midcap Index is an unmanaged index that measures the performance of approximately 800 companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.  Index returns assume reinvestment of dividends.  Unlike the Portfolio’s returns, however, they do not reflect any fees or expenses.  An investor cannot invest directly in an index.

Investment Adviser:  JNF Advisors, Inc. is the Portfolio’s investment adviser.

Sub-Adviser: Chicago Equity Partners, LLC is the Portfolio’s sub-adviser.

Sub-Adviser Portfolio Managers:

David C. Coughenour Chief Investment Officer-Equity Portfolio Manager Since May 2007	Robert H. Kramer Managing Director Portfolio Manager Since May 2007

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Purchase and Sale of Portfolio Shares:  Shares of the Portfolio are sold to certain separate accounts of the participating life insurance company, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts will not purchase or own shares of a Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts.  Shares of the Portfolios may be purchased and redeemed on any day that the New York Stock Exchange is open.

Tax Information:  It is the Portfolio’s intention to distribute all such income and gains.  Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson for more information.

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PORTFOLIO SUMMARY – JNF BALANCED PORTFOLIO

Investment Objective:  The JNF Balanced Portfolio’s investment objective is total return consistent with preservation of capital and prudent investment of risk.

Fees and Expenses of the Portfolio:  The following table describes the annual operating expenses that you pay indirectly if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.50%
Total Annual Portfolio Operating Expenses	1.40%
Fee Waiver and/or Reimbursement (1)	(0.15)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	1.25%

(1)

The Portfolio's adviser has contractually agreed to waive its fees and reimburse expenses of the Portfolio, at least until April 30, 2014 to ensure that Total Annual Portfolio Operating Expenses After Expense Reimbursements (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.25% of the Portfolio.  These fee waivers and expense reimbursements by the adviser are subject to possible recoupment from the Portfolio in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Portfolio's Board of Trustees, on 60 days’ written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  You would pay the same expenses if you did not redeem your shares.  However, each insurance contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher.  The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$428	$752	$1,667

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Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance.  During the most recent fiscal year, the Portfolio's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies:  Under normal circumstances, the Portfolio invests approximately 65-70% of its assets in equity securities, and the remainder in a combination of fixed-income securities.

•

The Portfolio may invest more than 70% of its assets in stocks if conditions in the stock market are considered to be more favorable than those in the bond market.

•

The Portfolio may invest more than 30% of its assets in fixed-income securities if conditions in the bond market are considered to be more favorable than those in the stock market.

The equity portion of the Portfolio is invested primarily in U.S. common stocks. The equity portion of the Portfolio is widely diversified by industry and company, with a focus on large- and medium-size companies. Medium-size companies are companies often in the earlier period of their growth expectations, from start-ups to better-established firms that have a smaller market capitalization.  Extensive research efforts can play a greater role in selecting securities of medium size companies than in selecting securities of larger companies.

Chicago Equity Partners, LLC (“CEP”) is the Portfolio’s sub-adviser.  CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities for the Portfolio.  The model includes momentum, value, growth and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies securities that it believes are overvalued and undervalued within industry sectors.

The fixed income portion of the Portfolio is invested primarily in:

•

U.S. Treasury securities;

•

U.S. Government Agency Securities;

•

U.S. corporate bonds;

•

Yankee Bonds (U.S. dollar-denominated bonds issued in the U.S. by foreign banks, corporations, sovereigns and supranational entities);

•

Non-U.S. dollar denominated bonds;

•

Asset backed securities;

•

Municipal securities; and

•

Commercial paper.

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There is no particular range of length of maturity or duration with respect to the types of bonds in which the Portfolio may invest.  Further, some of the Portfolio’s investments may be below investment grade fixed-income securities (commonly known as “junk bonds”), which offer higher return potential in exchange for assuming greater risk.  Below investment grade securities are normally rated BB+ or lower by Standard & Poor’s or Fitch Ratings, or Ba1 or lower by Moody’s Investors Service, Inc., or, if unrated, deemed by CEP or the Adviser to be of comparable credit.  The bonds in the Portfolio will have a minimum rating of Caa/CCC.

With respect to the fixed income portion of the Portfolio, CEP uses a risk-controlled, low-volatility process that is designed to increase the likelihood of outperforming the benchmark, while maintaining a level of risk similar to the benchmark.  The investment process involves performance enhancement strategies and risk management techniques, as well as proprietary quantitative analysis, which provides a framework for identifying and evaluating opportunities in the bond market. The performance enhancement strategies focus on the proprietary model’s momentum and value factors to select securities that CEP believes will enhance the Portfolio’s returns.  The risk management techniques involve screening of investments to decrease the Portfolio’s volatility.  The qualitative overlay incorporates information obtained through fundamental analysis of various segments of the bond market and provides a check to the quantitative process.

The sub-adviser typically sells a security when it reaches its appreciation potential, it no longer meets CEP's model investment criteria, it has deteriorating fundamentals, or when more attractive investment opportunities are available.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  Many factors affect the Portfolio’s net asset value and performance.

•

Credit Risk.  An issuer of a security, or the counterparty to a contract, may default or otherwise be unable to honor a financial obligation. Securities rated below-investment grade are especially susceptible to this risk.

•

Foreign Risk.  Foreign issuers may be subject to political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of capital.  In addition, there may be changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of investors’ assets.

•

High-Yield Bond Risk.  Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Portfolio’s share price.

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•

Interest Rates and Bond Maturities Risk.  Interest rate changes may adversely affect the market value of an investment.  Fixed-income securities typically decline in value when interest rates rise.  Bonds with longer maturities will be more affected by interest rate changes than intermediate-term bonds.

•

Liquidity and Valuation Risks.  Securities that were liquid when purchased by the Portfolio may become temporarily illiquid (i.e., not able to be sold readily) and difficult to value, especially in declining markets.

•

Management Risk. CEP’s investment techniques may be unsuccessful and cause the Portfolio to incur losses.

•

Market Risk.  The market value of the Portfolio’s investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

•

Mid-Size Company Risk.  The value of mid-sized company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Municipal Market Risk.  Special factors may negatively affect the value of municipal securities including political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities.

•

Portfolio Turnover Risk.  Higher portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs.

•

Prepayment Risk.  Issuers of certain debt securities may prepay fixed rate obligations when interest rates fall, forcing the Portfolio to re-invest in obligations with lower interest rates than the original obligations.

•

U.S. Government Obligations Risk. The Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Performance:  The following bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns compare with those of a broad-based securities market index and two supplemental indices.  Past performance does not necessarily indicate how a Portfolio will perform in the future.  Updated performance information is available at no cost by calling 1-866-667-0564.

Performance Bar Chart For Calendar Year Ended December 31,

Best Quarter:	2nd Quarter 2009	13.16%
Worst Quarter:	4th Quarter 2008	(12.73)%

Performance Table

Average Annual Total Returns

(For year ended December 31, 2012)

	One Year	Five Years	Since Inception of the Portfolio (1)
Return	10.60%	4.17%	3.40%
Russell 1000 Total Return Index	16.42%	1.92%	1.69%
Barclay’s Capital US Aggregate Index	4.22%	5.95%	6.11%
Blended Benchmark Index	12.77%	3.53%	3.38%

(1)

The inception date of the JNF Balanced Portfolio is May 1, 2007.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000. The Barclay’s Capital US Aggregate Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. The Blended Benchmark Index is comprised of 70% Russell 1000 Index and 30% Barclay’s Capital US Aggregate Index. Index returns assume reinvestment of dividends.  Unlike the Fund’s returns, however, they do not reflect any fees or expenses.  An investor cannot invest directly in an index.

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Investment Adviser:  JNF Advisors, Inc. is the Portfolio’s investment adviser.

Sub-Adviser: CEP is the Portfolio’s sub-adviser.

Sub-Adviser Portfolio Managers:

David C. Coughenour Chief Investment Officer-Equity Portfolio Manager Since May 2007	Michael Budd Director and Portfolio Manager Portfolio Manager Since May 2007	Robert H. Kramer Managing Director Portfolio Manager Since May 2007
Michael Millhouse Chief Investment Officer-Fixed Income Portfolio Manager Since May 2007	Curt Mitchell Director and Portfolio Manager Portfolio Manager Since May 2007

Purchase and Sale of Portfolio Shares:  Shares of the Portfolio are sold to certain separate accounts of the participating life insurance company, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts will not purchase or own shares of a Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts.  Shares of the Portfolios may be purchased and redeemed on any day that the New York Stock Exchange is open.

Tax Information:  It is the Portfolio’s intention to distribute all such income and gains.  Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

General Information about the Portfolios/Adviser

This Prospectus describes the Equity Portfolio and Balanced Portfolio (collectively, the “JNF Portfolios,” or the “Portfolios”), each a series of Northern Lights Variable Trust, a Delaware statutory trust (the “Trust”).  JNF Advisors, Inc. (the “Adviser”) serves as each Portfolio’s investment adviser.  Chicago Equity Partners, LLC (“CEP” or “Sub-Adviser”) serves as sub-adviser to the Portfolios.    The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including the Adviser’s affiliate, Jefferson National Life Insurance Company (as applicable, “Jefferson National” or “Participating Insurance Company”).

It is possible that a difference may arise among the interests of the holders of different types of contracts - for example, if applicable state insurance law or contract owner instructions prevent the Participating Insurance Company from continuing to invest in a Portfolio following a change in the Portfolio’s investment policies, or if different tax laws apply to flexible premium variable life insurance contracts and variable annuities. The Portfolio and the Participating Insurance Company will attempt to monitor events to prevent such differences from arising. If a conflict arises between life insurance policies and annuity contracts, however, a Portfolio may be required to take actions that are adverse to the interests of holders of a particular type of contract.

Individual variable annuity contract holders and flexible premium variable life insurance policy holders are not “shareholders” of each Portfolio. The Participating Insurance Company and its separate accounts are the shareholders or investors, although such company will pass through voting rights to its variable annuity contract or flexible premium variable life insurance policy holders. Shares of the Portfolios are not offered directly to the general public.

Each Portfolio has its own distinct investment objective, strategies and risks.  The Adviser, under the supervision of the Board of Trustees, is responsible for constructing and monitoring the investment objective and principal investment strategies of each Portfolio.  Each Portfolio invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities consistent with its investment objective and style.  The potential risks and returns of a Portfolio vary with the degree to which the Portfolio invests in a particular market segment and/or asset class.

The Adviser believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage various portions of the assets of a Portfolio, rather than simply employing a single firm to manage the assets of all Portfolios.  This approach is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of Sub-Advisers with complementary investment approaches.  The Adviser intends to manage the Portfolios by selecting one Sub-Adviser to manage distinct segments of a market or asset class

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for each Portfolio based upon the Adviser’s evaluation of the Sub-Adviser’s expertise and performance in managing the appropriate asset class.  The Adviser monitors each Sub-Adviser for adherence to the respective Portfolio’s specific investment objective, policies and strategies.  On October 29, 2007, the SEC issued an Order under Section 6(c) of the Investment Company Act of 1940 (the “Act”) granting exemptive relief to the Trust and the Adviser from Section 15(a) of the Act and Rule 18f-2 under the Act.  Such exemptive relief allows the Adviser, with prior Board approval, to enter into and/or materially amend sub-advisory agreements without obtaining shareholder approval.

INVESTMENT OBJECTIVE

Portfolio	Investment Objective
JNF Equity Portfolio	Total return consistent with preservation of capital and a prudent level of risk.
JNF Balanced Portfolio	Total return consistent with preservation of capital and prudent investment of risk.

Each Portfolio’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

JNF Equity Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in U.S. common stocks.  The Portfolio's 80% investment policy is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.  The Portfolio is widely diversified by industry and company, with a focus on small- and medium-size companies.  Small- and medium-size companies are often companies in the earlier period of their growth expectations, from start-ups to better-established firms that have a smaller market capitalization.  Extensive research efforts can play a greater role in selecting securities of smaller and medium size companies than in selecting securities of larger companies. Generally, these companies will be listed on the New York, American, or NASDAQ exchanges and will be widely held among a large number of investors.

Chicago Equity Partners, LLC (“CEP”) is the Portfolio’s sub-adviser.  CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities for the Portfolio. The model includes momentum, value, growth and quality factors. The process focuses on security selection while remaining industry, sector and style neutral. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies stocks that it believes are overvalued and undervalued within industry sectors.

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The sub-adviser typically sells a security when it reaches its appreciation potential, it no longer meets CEP's model investment criteria, it has deteriorating fundamentals, or when more attractive investment opportunities are available.

JNF Balanced Portfolio

Under normal circumstances, the Portfolio invests approximately 65-70% of its assets in equity securities, and the remainder in a combination of fixed-income securities.

•

The Portfolio may invest more than 70% of its assets in stocks if conditions in the stock market are considered to be more favorable than those in the bond market.

•

The Portfolio may invest more than 30% of its assets in fixed-income securities if conditions in the bond market are considered to be more favorable than those in the stock market.

The equity portion of the Portfolio is invested primarily in U.S. common stocks. The equity portion of the Portfolio is widely diversified by industry and company, with a focus on large- and medium-size companies. Medium-size companies are companies often in the earlier period of their growth expectations, from start-ups to better-established firms that have a smaller market capitalization.  Extensive research efforts can play a greater role in selecting securities of medium-size companies than in selecting securities of larger companies.  Generally, these companies will be listed on the New York, American, or NASDAQ exchanges and will be widely held among a large number of investors.

Chicago Equity Partners, LLC (“CEP”) is the Portfolio’s sub-adviser.  CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities for the Portfolio.  The model includes momentum, value, growth, and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies securities that it believes are overvalued and undervalued within industry sectors.

The fixed income portion of the Portfolio is invested primarily in:

•

U.S. Treasury securities;

•

U.S. Government Agency Securities;

•

U.S. corporate bonds;

•

Yankee Bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks, corporations, sovereigns and supranational entities;

•

Non-U.S. dollar denominated bonds;

•

Asset backed securities, which are debt securities and securities with debt-like characteristics collateralized by assets such as mortgages, home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables;

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•

Municipal securities; and

•

Commercial paper.

Supranational Bonds represent the debt of international organizations such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.

Asset backed securities include:  (a) collateralized mortgage obligations (“CMO”s), which are securities that pool together mortgages and separate them into short-, medium-, and long-term positions (these positions are called “tranches” and pay different rates of interest depending on their maturity and cash flow predictability); and (b) commercial mortgage-backed securities (“CMBS”), which are securities collateralized by a pool of mortgages on commercial real estate in which all principal and interest from the mortgages flow to certificate holders in a defined sequence or manner.

There is no particular range of length of maturity or duration with respect to the types of bonds in which the Portfolio may invest.  Further, some of the Portfolio’s investments may be below investment grade fixed-income securities (commonly known as “junk bonds”), which offer higher return potential in exchange for assuming greater risk.  Below investment grade securities are normally rated BB+ or lower by Standard & Poor’s or Fitch Ratings, or Ba1 or lower by Moody’s Investors Service, Inc., or, if unrated, deemed by CEP or the Adviser to be of comparable credit.  The bonds in the Portfolio will have a minimum rating of Caa/CCC.

With respect to the fixed income portion of the Portfolio, CEP uses a risk-controlled, low-volatility process that is designed to increase the likelihood of outperforming the benchmark, while maintaining a level of risk similar to the benchmark.  The investment process involves performance enhancement strategies and risk management techniques, as well as proprietary quantitative analysis, which provides a framework for identifying and evaluating opportunities in the bond market. The performance enhancement strategies focus on the proprietary model’s momentum and value factors to select securities that CEP believes will enhance the Portfolio’s returns.  The risk management techniques involve screening of investments to decrease the Portfolio’s volatility.  The qualitative overlay incorporates information obtained through fundamental analysis of various segments of the bond market and provides a check to the quantitative process.

The sub-adviser typically sells a security when it reaches its appreciation potential, it no longer meets CEP's model investment criteria, it has deteriorating fundamentals, or when more attractive investment opportunities are available.

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Portfolio will achieve its investment objective. Each Portfolio's share price will fluctuate with changes in the market value of its portfolio securities.  When you sell your Portfolio shares, they may be worth less than what you

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paid for them and, accordingly, you can lose money investing in the Portfolios.  Risks could adversely affect the net asset value, total return and the value of a Portfolio and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Portfolio’s Portfolio Summary section of its Prospectus.  The risks apply to each Portfolio as noted where the JNL Equity Portfolio and JNF Balanced Portfolio are represented by EQ and BAL, respectively.

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Credit Risk. (BAL) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Securities rated below-investment grade are especially susceptible to this risk.

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Foreign Risk. (BAL) Foreign securities have additional risks, including relatively low market liquidity, decreased publicly available information about the issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries.  Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

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High-yield Bond Risk. (BAL) Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Portfolio’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Portfolio’s ability to sell its bonds (liquidity risk).  Such securities may also include “Rule 144A” securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Portfolio’s share price.

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Interest Rates and Bond Maturities Risk. (BAL)  Interest rate risk refers to the risk that changing interest rates may adversely affect the market value of an investment. With fixed-income securities, an increase in interest rates typically causes the value of those securities to fall, while a decline in interest rates may produce an increase in the market value of those securities. Because of this risk, an investment in a portfolio that invests in fixed-income securities is subject to risk even if all the fixed-income securities in the portfolio are paid in full at

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maturity. Bonds with longer maturities will be more affected by interest rate changes than intermediate-term bonds. For example, if interest rates go down, the price of long-term bonds will increase more rapidly than the price of intermediate-term bonds.

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Liquidity and Valuation Risks. (BAL) The risk that securities that were liquid when purchased by the Balanced Portfolio may become temporarily illiquid (i.e., not able to be sold readily) and difficult to value, especially in declining markets.

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Management Risk. (EQ,BAL) The sub-adviser’s investment techniques may be unsuccessful and cause a Portfolio to incur losses.

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Market Risk. (EQ,BAL) The prices of and the income generated by securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

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Mid-Size Company Risk. (BAL) Investments in mid-size companies may be more volatile than investments in larger companies. Mid-size companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of the securities of mid-size companies is normally lower than that of larger companies. Short-term changes in the demand for the securities of smaller companies generally has a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

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Municipal Market Risk. (BAL) Special factors may negatively affect the value of municipal securities and, as a result, the Balanced Portfolio’s net asset value. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. The Balanced Portfolio may invest in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations.

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Portfolio Turnover Risk. (BAL,EQ) The frequency of the Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

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Prepayment Risk. (BAL) Issuers of certain debt securities may prepay fixed rate obligations when interest rates fall, forcing the Balanced Portfolio to re-invest in obligations with lower interest rates than the original obligations.

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Small- and Medium-Size Company Risk. (EQ) Investments in small- and medium-size companies may be more volatile than investments in larger companies. Small- and medium-size companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of the securities of small- and medium-size companies is normally lower than that of larger companies. Short-term changes in the demand for the securities of small- and medium-size companies generally has a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

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U.S. Government Obligations Risk. (BAL) The Portfolio may invest in obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Portfolio holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Equity and Balanced Portfolios may each invest 100% of its total assets, without limitation, in money market instruments.  Each Portfolio may be invested in these instruments for extended periods, depending on the relevant sub-adviser's assessment of market conditions.  These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Portfolio invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro- rata portion of such money market funds’ advisory and operational fees.  Each Portfolio may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Portfolios’ policies regarding the release of portfolio holdings information is available in the Portfolios’ Statement of Additional Information.

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MANAGEMENT

Investment Adviser: JNF Advisors, Inc. located at 10350 Ormsby Park Place, Louisville, Kentucky 40223, serves as investment adviser to the Portfolios.  The Adviser is a wholly-owned subsidiary of Jefferson National Financial Corp. and an affiliate of Jefferson National Life Insurance Company, which sells variable products that offer the Portfolios.  As compensation for its services, the Adviser is entitled to receive an annual fee, paid monthly, of 0.65% of the average daily net assets of each of the Equity and Balanced Portfolios (prior to any contractual fee waivers).  For the fiscal year ended December 31, 2012, the Equity and Balanced Portfolios paid investment advisory fees to the Adviser at an annual rate of 0.65% and 0.50% of the average daily net assets of each Portfolio, respectively after any contractual fee waivers.  The Adviser paid the sub-adviser a portion of these fees as indicated below.

Subject to the authority of the Board of Trustees, the adviser is responsible for, among other things, supervising the operations of the Portfolios and evaluating the abilities and performance of other money management firms to identify appropriate sub-advisers.  After a sub-adviser is selected, the Adviser continuously supervises and monitors its performance and periodically recommends to the Board of Trustees which sub-advisers should be retained or released. The Adviser was established in 2007. As of December 31, 2012, the Adviser managed approximately $99.41 million in mutual funds, and separate accounts that are offered in variable annuities and flexible premium variable life insurance policies. A discussion regarding the basis for the Board of Trustees’ most recent renewal/ approval of the Portfolios’ advisory agreements between JNF Advisors  Inc. (“JNF”) and sub-advisory agreements, each between JNF and the Portfolios’ prior and current sub-advisers is available in the Portfolios’ Annual Report to Shareholders dated December 31, 2012.   On December 30, 2011, Jefferson National Financial Corp. underwent a change of control, as such term is defined for purposes of the Investment Company Act of 1940.  Therefore each of the Portfolios was managed pursuant to the interim advisory and sub-advisory agreements until April 12, 2012.   On April 12, 2012 a majority of the shareholders of each Portfolio approved new advisory agreements with JNF and sub-advisory agreements with each of the Portfolio’s prior and current sub-adviser which are identical in all materials respects to the previous advisory and sub-advisory agreements.

Sub-Adviser: The Adviser has engaged a sub-adviser to provide the day-to-day management for each Portfolio. The Adviser is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser, the sub-adviser or the Board of Trustees.

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The sub-adviser for each of the Equity and Balanced Portfolios is Chicago Equity Partners, LLC, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601. CEP is an investment management firm with approximately $9.6 billion in assets under management as of December 31, 2012.  CEP offers investment management services to a variety of institutional clients, including corporations, public entities, Taft-Hartley plans, endowments and foundations. For the fiscal year ended December 31, 2012, the Adviser, not the Portfolios, paid CEP an annual fee equal to 0.30% of the average daily net assets of the Equity Portfolio and 0.27% of the average daily net assets of the Balanced Portfolio as compensation for CEP’s services.

The Adviser has contractually agreed to waive all or part of its management fees and/or to make payments to limit Portfolio expenses, other than extraordinary or non-recurring expenses, at least until April 30, 2014, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) of the Portfolio do not exceed 1.25% for the Equity Portfolio and 1.25% for the Balanced Portfolio. Waivers and expense payments may be recouped by the Adviser from the Portfolio, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or recouped. Fee waiver and reimbursement arrangements can decrease the Portfolio’s expenses and boost its performance.

In addition to investment advisory fees, the Portfolio pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings.

Sub-Adviser Portfolio Managers

Equity Portfolio and Equity Portion of the Balanced Portfolio: David C. Coughenour and Robert H. Kramer are jointly and primarily responsible for the day-to-day management of the Portfolios and have been managing the Portfolios since their inception. CEP utilizes a team approach to manage the Equity Portfolio and the equity portion of the Balanced Portfolio. The team, as a whole, makes investment decisions by collectively evaluating CEP’s quantitative model and implementing changes, as necessary.

David C. Coughenour

Mr. Coughenour, a portfolio manager with more than twenty-four years of industry experience, oversees all of Chicago Equity Partners’ equity products.   He was instrumental in developing our proprietary quantitative model and is involved in its ongoing developmental efforts.  He has held several positions in the firm, including

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quantitative analyst and energy analyst.  Mr. Coughenour earned a bachelor’s degree from Duke University.  He holds the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute and the CFA Society of Chicago.  Additionally, he is a board member of the Chicago Quantitative Alliance and represents Chicago Equity Partners at the Q Group.

Robert H. Kramer

Mr. Kramer oversees the quantitative research, trading, and technology groups at Chicago Equity Partners.  In addition, he is the portfolio manager for the healthcare and consumer staples sectors.  He has twenty-six years of industry experience.  Prior to co-founding our firm, he worked at the Feldman Group and GE Credit Corporation. He earned a bachelor’s degree in industrial engineering and an MBA from the University of Illinois-Chicago. He holds the Chartered Financial Analyst (CFA) designation and is a Certified Public Accountant. Additionally, he is a member of the CFA Institute, the Chicago Quantitative Alliance, and the CFA Society of Chicago.

Fixed-Income Portion of the Balanced Portfolio: Michael Millhouse, Michael Budd and Curt Mitchell are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Balanced Portfolio and have been managing the Portfolio since its inception.  CEP uses a team approach to manage the fixed income portion of the Balanced Portfolio. The team, as a whole, makes investment decisions by leveraging the depth and breadth of their research to add value in sector allocation and security selection, and the risk management activities seek to safeguard excess returns.

Michael Millhouse

Mr. Millhouse, a portfolio manager with more than thirty-six years of industry experience, oversees the fixed income team at Chicago Equity Partners.  He joined Chicago Equity Partners in 2004 to launch our fixed income business.  Previously, he was a member of the board of directors of Loomis Sayles & Company, where he served as chief investment officer and portfolio manager for the core bond group. Mr. Millhouse earned a bachelor’s degree in finance and an MBA from Indiana University. He holds the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute and the CFA Society of Chicago. In addition, he is a member of the board of directors and the executive committee for the Daniel Murphy Scholarship Fund, and a director of the Western Golf Association supporting the Evans Scholars Foundation.

Michael Budd

Mr. Budd is a fixed income portfolio manager focusing on mortgage, asset back and agency sectors.  He has more than thirty-three years of industry experience.  Prior to joining Chicago Equity Partners, he held positions at Bear Stearns and at St. Paul Federal Bank.  Mr. Budd earned a bachelor’s degree in finance from the University of Notre Dame and an MBA from Loyola University.  He is a trustee on the investment board of Benedictine Sisters of the Sacred Heart.

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Curt Mitchell

Mr. Mitchell is a fixed income portfolio manager focusing on the corporate bond sector.  He joined Chicago Equity Partners in 2003, in conjunction with the launch of our fixed income business.  He has twenty-seven years of industry experience. Prior to joining our firm, he served as vice president and senior portfolio manager at Loomis Sayles & Company.  Mr. Mitchell earned a bachelor’s degree in accounting from Illinois Wesleyan University and an MBA from the University of Illinois. He holds the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute and the CFA Society of Chicago.

The Portfolio's Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Portfolio.

HOW SHARES ARE PRICED

The public offering price and net asset value ("NAV") of Portfolio shares are determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining the aggregate market value of all assets of the Portfolio less its liabilities divided by the total number of the Portfolio's shares outstanding ((asset-liabilities)/number of shares=NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account the expenses and fees of the Portfolio, including investment advisory, administration, and distribution fees, which are accrued daily.  The determination of the NAV of the Portfolio for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Portfolio (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Portfolio’s NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of

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these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Portfolio may use independent pricing services to assist in calculating the value of the Portfolio’s securities.  Although not part of the adviser’s principal investment strategy, since the Portfolio may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio’s portfolio may change on days when you may not be able to buy or sell Portfolio shares.  In computing the NAV of the Portfolio, the adviser values foreign securities held by the Portfolio at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Portfolio’s portfolio occur before the Portfolio prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Portfolio calculates its NAV, the adviser or sub-adviser may need to price the security using the Portfolio’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio's NAV by short-term traders.

With respect to any portion of the Portfolios’ assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Portfolios’ NAV is calculated based upon the net asset values of the registered open-end management investment companies in which the Portfolio invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE AND REDEEM SHARES

As described earlier in this prospectus, shares of each Portfolio are sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts will not own shares of the Portfolios directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts. All investments in the Portfolios are credited to the shareholder’s account in the form of full or fractional shares of the Portfolio. The Portfolios do not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity

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contract. Redemptions are processed on any day on which the Portfolios are open for business.

When Order is Processed

Shares of the Portfolios are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the life insurance policies or annuity contracts.  These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the participating life insurance company, or qualified pension or retirement plan, in proper form.  All requests received in good order by the participating life insurance company, or qualified pension or retirement plan before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open will be executed on that same day.  Requests received after the close of regular trading on the NYSE, or on any day the NYSE is closed, will be processed on the next business day.  The insurance company or qualified pension or retirement plan is responsible for properly transmitting purchase orders and federal funds to the Portfolios.

The USA PATRIOT Act requires financial institutions, including the Portfolios, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  You will be required by your insurance company, or pension or retirement plan, to supply certain information, such as your full name, date of birth, social security number and permanent street address.  This information will assist them in verifying your identity.  As required by law, your insurance company, or pension or retirement plan may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

TAX CONSEQUENCES

Each Portfolio has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).  As qualified, each Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio’s intention to distribute all such income and gains.

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

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Shares of each Portfolio are offered only to the separate accounts of the participating life insurance company and its affiliates.  Separate accounts are insurance company separate accounts that fund the annuity contracts.  Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity contracts.  In order for shareholders to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts, as well as the Portfolios, must meet certain diversification requirements. If the Portfolios do not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.  The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose “diversification” requirements on the Portfolios.  The Portfolios intend to comply with the diversification requirements.  These requirements are in addition to the diversification requirements imposed on the Portfolios by Subchapter M and the Investment Company Act of 1940.  The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by “safe harbor” rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance company, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

For a more complete discussion of the taxation of the life insurance company and the separate accounts, as well as the tax treatment of the variable insurance contracts and the holders thereof, see the prospectus for the applicable annuity contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisers.

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DIVIDENDS AND DISTRIBUTIONS

All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.  Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

FREQUENT PURCHASES AND REDEMPTION OF PORTFOLIO SHARES

The Equity and Balanced Portfolios discourage and do not accommodate market timing.  Frequent trading into and out of the Portfolios can harm the Portfolio’s shareholders by disrupting the Portfolio’s investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Portfolios are designed for long-term investors and are not intended for market timing or other disruptive trading activities.  Accordingly, the Portfolios’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Portfolio investments as their financial needs or circumstances change.

The Portfolios reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Portfolios nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Portfolios.

Because purchase and sale transactions are submitted to a Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or variable life contract, the Portfolios are not able to identify market timing transactions by individual variable insurance contract holders.  Short of rejecting all transactions made by a separate account, the Portfolios lack the ability to reject individual short-term trading transactions.  The Portfolios, therefore, have to rely upon the insurance company to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies.  The Portfolios have entered into an information sharing agreement with the insurance company that uses the Portfolios as an underlying investment vehicle for its separate accounts.  Under this agreement, the insurance company is obligated to (i) adopt and enforce during the term of the agreement a market timing policy, the terms of which are acceptable to the Portfolios; (ii) furnish the Portfolios, upon its request, with information regarding contract or policy holder trading activities in shares of the Portfolios, and (iii) enforce its market timing policy with respect to contract or policy holders identified by the Portfolios as having engaged in market timing.

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The Portfolios will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved. When information regarding transactions in a Portfolio’s shares is requested by the Portfolio and such information is in the possession of a person that is itself a financial intermediary to the insurance company (an “indirect intermediary”), the insurance company is obligated to obtain transaction information from the indirect intermediary or, if  directed by the Portfolio, to restrict or prohibit the indirect intermediary from purchasing shares of the Portfolios on behalf of the contract or policy older or any other persons.   The Portfolios will seek to apply these policies as uniformly as practicable.  It is, however, more difficult to locate and eliminate individual market timers in the separate accounts because information about trading is received on a delayed basis and there can be no assurances that the Portfolios will be able to do so. In addition, the right of an owner of a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and the owner.  Many of these contracts do not limit the number of transfers that a contract owner may make among the available investment options.  The terms of these contracts, the presence of financial intermediaries (including the insurance company) between the Portfolios and the contract and policy holders and other factors such as state insurance laws may limit the Portfolio’s ability to deter market timing.  Multiple tiers of such financial intermediaries may further compound the Portfolios’ difficulty in deterring such market timing activities.  Variable insurance contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

DISTRIBUTION OF SHARES

Distribution Fees:  The Trust has adopted a Distribution and Service Plan (12b-1 Plan) to compensate certain entities for distribution and marketing services and for servicing shareholder accounts with respect to the Equity and Balanced Portfolios. Fees paid under the Distribution and Service Plan may not exceed 0.25% annually of a Portfolio’s average daily net assets. The distribution and service fees are paid out of the assets of each Portfolio on an ongoing basis and will increase the cost of your investment over time.

Additional Compensation to Financial Intermediaries:  The Portfolios may make payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and sales-related costs. In addition, the Adviser may pay additional compensation, out of the Adviser’s own assets, to its affiliate Jefferson National Life Insurance Company, certain other insurance companies and other intermediaries or their affiliates, based on sales of assets attributable to a firm, or such other criteria agreed to by the Adviser.  Such payments will not increase Portfolio expenses.  The firms to which these payments may be made are determined by the Adviser.  These payments may provide an incentive, in addition to any distribution fees paid pursuant to Rule 12b-1, to these firms to actively promote the Portfolios or cooperate with other promotional efforts.

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Householding:  To reduce expenses, we may mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-866-667-0564 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Portfolio is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

VOTING AND MEETINGS

The participating insurance company that issued your variable contract will solicit voting instructions from you and other purchasers of variable annuity contracts with respect to any matters that are presented to a vote of shareholders.  The insurance company may be required to vote on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which it did receive instructions (either for or against a proposal).  To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter.  The Trust may consist of more than one portfolio.  Each portfolio will vote separately on matters relating solely to that portfolio or which affects that portfolio differently. However, all shareholders will have equal voting rights on matters that affect all portfolios equally. Shareholders shall be entitled to one vote for each share held.

The Trust does not hold annual meetings of shareholders but may hold special meetings.  Special meetings are held, for example, to elect or remove Trustees, change a Portfolio’s fundamental investment policies, or approve an investment advisory contract.  Unless required otherwise by applicable laws, one third of the outstanding shares of the Trust constitute a quorum (or one third of a Portfolio or class if the matter relates only to the Portfolio or class).

27

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Equity and Balanced Portfolios' financial performance for the period of the Portfolios’ operations.  Certain information reflects financial results for a single Portfolio share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment if all dividends and distributions).  This information for each Portfolio has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., the Portfolios’ independent registered public accounting firm, whose report, along with each Portfolio's financial statements, are included in the Portfolios' December 31, 2012 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

JNF Equity Portfolio

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of year	$20.60	$20.56	$16.44	$12.30	$21.46
Activity from investment operations:
Net investment income (1)	0.22	0.09	0.15	0.12	0.12
Net realized and unrealized gain (loss) on investments	3.23	0.12	4.11	4.16	(9.25)
Total from investment operations	3.45	0.21	4.26	4.28	(9.13)

Less distributions from:
Net investment income	(0.11)	(0.17)	(0.14)	(0.14)	(0.03)

Net asset value, end of year	23.94	$20.60	$20.56	$16.44	$12.30

Total return (2)	16.76%	1.06%	26.02%	35.03%	-42.60%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$80,267	$78,661	$88,218	$77,893	$63,760

Ratios of expenses to average net assets	1.19%	1.15%	1.16%	1.14%	1.10%
Ratios of expenses to average net assets before waivers	1.19%	1.15%	1.16%	1.18%	1.17%
Ratios of net investment income to average net assets	0.97%	0.45%	0.81%	0.92%	0.67%
Ratios of net investment income to average net assets before waiver	0.97%	0.45%	0.81%	0.88%	0.60%
Portfolio Turnover Rate	122%	123%	123%	122%	118%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

28

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

                                               JNF Balanced Portfolio

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of year	$15.98	$15.27	$13.86	$11.58	$15.40
Activity from investment operations:
Net investment income (1)	0.19	0.19	0.20	0.22	0.29
Net realized and unrealized gain (loss) on investments	1.50	0.72	1.41	2.28	(3.82)
Total from investment operations	1.69	0.91	1.61	2.50	(3.53)

Less distributions from:
Net investment income	(0.21)	(0.20)	(0.20)	(0.22)	(0.29)

Net asset value, end of year	$17.46	$15.98	$15.27	$13.86	$11.58

Total return (2)	10.60%	6.01%	11.74%	21.85%	-23.16%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$19,143	$20,064	$21,293	$22,874	$22,332

Ratios of expenses to average net assets	1.25%	1.23%	1.18%	1.14%	1.10%
Ratios of expenses to average net assets before waivers	1.40%	1.36%	1.35%	1.31%	1.28%
Ratios of net investment income to average net assets	1.13%	1.21%	1.40%	1.80%	2.09%
Ratios of net investment income to average net assets before waiver	0.98%	1.08%	1.24%	1.62%	1.90%
Portfolio turnover rate	77%	103%	79%	109%	98%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

29

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For nonaffiliates to market to you	NO	We don't share

30

QUESTIONS?	Call 1-402-493-4603

What we do :
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust does not jointly market.

31

JNF PORTFOLIOS

Adviser	JNF Advisors, Inc. 10350 Ormsby Park Place Louisville, Kentucky 40223	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Sub-Adviser (Equity & Balanced Portfolios)	Chicago Equity Partners, LLC 180 N. LaSalle Street Suite 3800 Chicago, Illinois 60601	Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, Ohio 45263
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130	Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115

Additional information about each Portfolio is included in the Portfolios’ Statement of Additional Information dated May 1, 2013 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Portfolios’ investments will also be available in the Portfolios’ Annual and Semi-Annual Reports to Shareholders.  In the Portfolios’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Portfolios, or to make shareholder inquiries about the Portfolios, please call 1-866-667-0564. The Portfolios do not currently have a website. You may also write to:

JNF Portfolios

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Portfolios’ information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Portfolio are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-21853

Statement of Additional Information
May 6, 2013

JNF Equity Portfolio

JNF Balanced Portfolio

Each a series of the Northern Lights Variable Trust

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Portfolios’ Prospectus dated May 1, 2013. You can obtain a copy of the Prospectus without charge by contacting Jefferson National Financial Corp. at 866-667-0561.

TABLE OF CONTENTS

PORTFOLIO HISTORY	1
INVESTMENT RESTRICTIONS	2
INVESTMENT STRATEGIES	3
TEMPORARY DEFENSIVE POSITIONS	5
PORTFOLIO TURNOVER	5
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUE	5
SECURITIES TRANSACTIONS	26
CONTROL PERSONS AND PRINCIPAL OWNERS	27
MANAGEMENT	27
PORTFOLIO MANAGERS	30
OTHER SERVICE PROVIDERS	31
PLAN OF DISTRIBUTION	33
ADMINISTRATIVE SERVICES LETTER AGREEMENT	34
TRUSTEES AND OFFICERS OF THE TRUST	34
NET ASSET VALUES OF THE SHARES OF THE PORTFOLIOS	41
ANTI-MONEY LAUNDERING PROGRAM	44
PROXY VOTING SUMMARY	45
DISCLOSURE OF THE PORTFOLIOS’ HOLDINGS	45
DIVIDENDS, DISTRIBUTIONS AND TAXES	47
DESCRIPTION OF SHARES	48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
LEGAL COUNSEL	48
FINANCIAL STATEMENTS	48
APPENDIX A - DISCRIPTION OF BOND RATINGS	49
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	54

PORTFOLIO HISTORY

Each of the JNF Equity Portfolio (the “Equity Portfolio”) and the JNF Balanced Portfolio (the “Balanced Portfolio” or the “Portfolios”), is a series of Northern Lights Variable Trust, a Delaware statutory trust organized on November 23, 2005 (the “Trust”).  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Portfolios may issue an unlimited number of shares of beneficial interest.  All shares of the Portfolios have equal rights and privileges.  Each share of the Trust is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Portfolio is entitled to participate equally with other shares (i) in dividends and distributions declared by the Portfolio and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each Portfolio are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Portfolio is a diversified series of the Trust.  Each Portfolio’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new portfolio under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

JNF Advisors, Inc. (the "Adviser") serves as investment adviser to each Portfolio.  Chicago Equity Partners, LLC is the sub-adviser for each of the Equity and Balanced Portfolios.

Shares of the Portfolios are offered to a participating insurance company in order to fund certain of their separate accounts used to support variable annuity contracts and variable life insurance policies (the “Contracts”).  Although not currently doing so, the Portfolios also may serve as an investment medium for qualified pension and retirement plans outside of the separate account context.  The rights of the insurance company holding Trust shares for a separate account are different from the rights of the owner of a Contract. The terms “shareholder” or “shareholders” in this SAI shall refer to the participating insurance company, and not to any Contract owner.

The Trust serves as the underlying investment medium for sums invested in Contracts issued by Jefferson National Life Insurance Company, the participating insurance company. Jefferson National Life Insurance Company (“Jefferson National”), which is affiliated with the Adviser and, therefore, indirectly affiliated with the Trust, offers the Portfolios through variable life insurance policies and variable annuities it issues. Trust shares are not offered directly to and may not be purchased directly by members of the public.

For a description of the methods used to determine the share price and value of the Fund’s assets, see "Purchase and Redemption of Shares" in the Portfolios' Prospectus and "Net Asset Values of the Shares of the Portfolios" in this Statement of Additional Information.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Portfolios and their activities. These are fundamental policies and may not be changed without the approval of the holders of a “majority” of the outstanding shares of each Portfolio affected. Under the 1940 Act, the vote of such a “majority” means the vote of the holders of the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares. A change in policy affecting only one Portfolio may be effected with the approval of the holders of a “majority” of the outstanding shares of such Portfolio.

Each Portfolio may not (except as noted):

1.

Purchase securities on margin or sell securities short, except that Portfolios engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that each Portfolio may make short sales against the box and that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2.

Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Portfolio may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and (b) the Balanced Portfolio may engage in futures contracts on gold;

3.

Borrow money or pledge, mortgage, or assign assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectus and in this Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Portfolio’s assets)

4.

Underwrite securities of other issuers;

5.

With respect to 75 percent of its total assets, invest more than 5 percent of its assets in the securities of one issuer if thereafter the Portfolio in question would have more than 5 percent of its assets in the securities of any issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6.

Invest in securities of a company for the purpose of exercising control or management;

7.

Write, purchase or sell puts, calls or any combination thereof, except that each Portfolio may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25 percent of the assets of the Portfolio are subject to covered or secured calls and puts, and except that each Portfolio may purchase calls and puts with a value of up to 5 percent of such Portfolio’s net assets;

8.

Participate on a joint, or on a joint and several basis, in any trading account in securities;

9.

Invest in the securities of issuers in any one industry if thereafter more than 25 percent of the assets of the Portfolio in question would be invested in securities of issuers in that industry; investing in cash items (including time and demand deposits such as certificates of deposit of domestic banks), U.S. Government securities, or repurchase agreements as to these securities, shall not be considered investments in an industry;

10.

Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate interests therein;

11.

Lend any of its assets except to purchase or hold money market instruments permitted by its investment objective and policies; or

12.

Issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Portfolio, provided that the Portfolio’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted certain criteria (which are not fundamental policies) to be followed by the Portfolios. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized as defined therein, (c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer.

Non-Fundamental Investment Restrictions

The following investment strategy is designated as a non-fundamental policy with respect to Equity Portfolio and may be changed by the Board without shareholder approval and upon providing shareholders with 60 days notice.  These investment strategies are in compliance with Rule 35d-1 under the 1940 Act concerning investment company names.

The Equity Portfolio will invest at least 80 percent of its net assets (plus any borrowings made for investment purposes) in U.S. common stocks.

INVESTMENT STRATEGIES

In addition to the investment strategies described in the Prospectus, the Equity Portfolio may:

•

Invest in below investment grade securities, commonly known as “junk bonds”.

 •

Invest in restricted securities, such as private placements, which are not registered with the Securities and Exchange Commission. Restricted securities are generally illiquid; however, the Sub-Adviser focuses on those that it believes are liquid and may not invest in any restricted security that would cause more than 15 percent of the Equity Portfolio’s total assets to be invested in illiquid securities. To the extent more than 15% of the Equity Portfolio's net assets are invested in illiquid securities, such illiquid securities will be sold in order to reduce the percentage of illiquid securities below 15%.

 •

Invest in securities that qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933.

•

Use various investment strategies and techniques when the Adviser or Sub-Adviser determines that such use is appropriate in an effort to meet the Portfolio’s investment objectives.  Such strategies and techniques include, but not limited to: writing listed “covered” call and “secured” put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depositary Receipts (“ADRs”); purchasing securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short “against the box.” See “Description of Securities and Investment Techniques” below for further information.

In addition to the investment strategies described in the Prospectus, the Balanced Portfolio may:

•

If the Adviser or Sub-Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, invest up to 10 percent of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals.

•

Invest in below investment grade securities, commonly known as “junk bonds”.

•

Invest in zero coupon securities and payment-in-kind securities.

•

Invest in equity and debt securities of foreign issuers, including non-U.S. dollar–denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.  As a non-fundamental operating policy, the Balanced Portfolio will not invest more than 50 percent of its total assets (measured at the time of investment) in foreign securities.  See “Description of Securities and Investment Techniques” below for further information.

•

Invest in restricted securities, such as private placements, which are not registered with the Securities and Exchange Commission. Restricted securities are generally illiquid; however, the Sub-Adviser focuses on those that it believes are liquid and may not invest in any restricted security that would cause more than 15 percent of the Balanced Portfolio’s total assets to be invested in illiquid securities. To the extent more than 15% of the Balanced Portfolio’s net assets are invested in illiquid securities, such illiquid securities will be sold in order to reduce the percentage of illiquid securities below 15%.

•

Invest in securities that qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933.

•

Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio’s investment objective, including but not limited to: writing listed “covered” call and “secured” put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency transactions and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short “against the box.”  See “Description of Securities and Investment Techniques” below for further information.

Rating Agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities.  The Board of Trustees has designated Moody’s, Standard & Poors (“S&P”), Fitch Ratings ("Fitch") and Dunn & Bradstreet.("D&B").  The Board of Trustees must assess at least annually the reliability of NRSROs it has designated.  Appendix A to this SAI describes the various ratings assigned to fixed income securities by Moody’s, S&P, D&B and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The sub-adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

TEMPORARY DEFENSIVE POSITIONS

When unusual market or other conditions warrant, a Portfolio may temporarily depart from its investment objective.  In assuming a temporary defensive position, each Portfolio may invest in money market instruments without limit.

PORTFOLIO TURNOVER

The Portfolios’ portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio. A 100% turnover rate would occur if all of the Portfolio’s portfolio securities were replaced once within a one-year period. For the fiscal year ended December 31, 2012, the Equity and Balanced portfolio turnover rate was 122% and 77%, respectively.   For the fiscal year ended December 31, 2011, the Equity and Balanced portfolio turnover rate was 123% and 103%, respectively. For the fiscal year ended December 31, 2010, the Equity and Balanced portfolio turnover rate was 123% and 79%, respectively.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The different types of securities and investment techniques common to one or more Portfolios all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline.  With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates.  The investments and investment techniques common to one or both Portfolios and their risks are described in greater detail below.

The investment objectives of the Portfolios are not fundamental.  Unless specifically designated otherwise, all investment policies and practices described in this SAI are not fundamental, meaning that the Trust’s Board  may change them without shareholder approval.

The following discussion describes in greater detail different types of securities and investment techniques used by the individual Portfolios, as well as the risks associated with such securities and techniques.

U.S. Government Securities and Securities of International Organizations

Each Portfolio may invest in U.S. Government securities.  U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

The Portfolios may purchase obligations issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), which are not U.S. Government securities.  These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

Municipal Obligations

The Portfolios may invest in Municipal Obligations.  Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.  In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

Common Stocks and Other Equity Securities

The Equity and Balanced Portfolios may invest in Common Stocks and other Equity Securities.  Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Stocks of companies that are not expected to experience significant earnings growth, but whose stocks the sub-adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the sub-adviser’s assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the sub-adviser has placed on it.

Many stocks may have both "growth" and "value" characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Small and Medium Capitalization Companies

The Equity Portfolio may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations.  In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations.  When making large sales, a Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities.  As a result, an investment in this Portfolio may be subject to greater price fluctuations than an investment in a portfolio that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Portfolios than in a portfolio that invests in larger, more established companies.

Preferred Stock

The Equity and Balanced Portfolios may invest in Preferred Stock.  Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid.  Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.  Under ordinary circumstances, preferred stock does not carry voting rights.

Debt Securities

The Portfolios may each invest in U.S. dollar–denominated corporate debt securities of domestic issuers.  The Balanced Portfolio may invest in debt securities of foreign issuers that may or may not be U.S. dollar–denominated.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade category debt securities, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated Baa or BBB (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

Corporate debt securities may pay fixed or variable rates of interest or interest at a rate contingent upon some other factor, such as price of some commodity.  These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock.  A debt security may be subject to redemption at the option of the issuer at a price set in the security’s governing instrument.

As discussed more fully earlier in the SAI, the Portfolios will not invest in rated debt securities which are rated below Caa/CCC. Both Portfolios may invest in unrated securities as long as the Adviser determines that such securities have investment characteristics comparable to securities that would be eligible for investment by a Portfolio by virtue of a rating. Many securities of foreign issuers are not rated by Moody’s or Standard & Poor’s; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Adviser.

Below Investment Grade Securities

In General. The Portfolios may invest in below investment grade securities. Below investment grade securities (commonly known as “junk bonds”) are securities rated BB+ or lower by S&P or Ba1 or lower by Moody’s, securities comparably rated by another NRSRO, or unrated securities of equivalent quality.  Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. As discussed below, these risks are significantly greater in the case of below investment grade securities.

Below investment grade securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Subsequent to purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount as set forth in the Prospectus and this SAI.

Effect of Interest Rates and Economic Changes.  All interest-bearing securities typically experience appreciation when interest rates decline, and depreciation when interest rates rise.  The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates.  Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn, or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio’s net asset value.

Payment Expectations.  Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings.  Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  With regard to an investment in below investment grade securities, the achievement of a Portfolio’s investment objective may be more dependent on the Sub-Adviser’s own credit analysis than is the case for higher rated securities.  Although the Sub-Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Sub-Adviser performs research and independently assesses the value of particular securities relative to the market.  The Sub-Adviser’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates.  It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Sub-Adviser buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation.  Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities.  The lack of a liquid secondary market may negatively impact a Portfolio's ability to dispose of particular securities.  The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s portfolio.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Sub-Adviser.  Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

Convertible Securities

The Equity and Balanced Portfolios may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.  Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock.  Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile.  The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Portfolio’s ability to achieve its investment objective.

Mortgage-Backed Securities

Each Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are interests in “pools” of mortgage loans made to residential home buyers including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see “Mortgage Pass-Through Securities,” below).  The Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see “Collateralized Mortgage Obligations” below), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities.  These are securities representing interests in “pools” of mortgages in which periodic payments of both interest and principal on the securities are made by “passing through” periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, (“Ginnie Mae”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Ginnie Mae Certificates.  Ginnie Mae certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Ginnie Mae certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity.  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the Ginnie Mae certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

Fannie Mae and Freddie Mac Mortgage-Backed Obligations.  Fannie Mae, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. Fannie Mae guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. Fannie Mae also issues REMIC certificates, which represent interests in a trust funded with Fannie Mae certificates. REMIC certificates are guaranteed by Fannie Mae and not by the full faith and credit of the U.S. Government.

Freddie Mac, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. Freddie Mac guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

As is the case with Ginnie Mae certificates, the actual maturity of and realized yield on particular Fannie Mae and Freddie Mac pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations and Mortgage-Backed Bonds.  The Portfolios may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations (“CMOs”) or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with Ginnie Mae certificates and Fannie Mae and Freddie Mac pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss. If new types of mortgage-related securities are developed and offered to other types of investors, investments in such securities will be considered.

Risks of Mortgage-Backed Securities.  Mortgage pass-through securities, such as Ginnie Mae certificates or Fannie Mae and Freddie Mac mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

Asset-Backed Securities

The Equity and Balanced Portfolios may purchase asset-backed securities.  Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured.  These assets are generally held by a trust.  Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level.  Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.  Other asset-backed securities may be developed in the future.

Zero Coupon Bonds

The Balanced Portfolio may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value.  Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors.  The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance.  Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

The original issue discount on zero coupon bonds must be included in a Portfolio’s income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  These distributions must be made from the Portfolio’s cash assets or, if necessary, from the proceeds of sales of portfolio securities.  Such sales could occur at a time which would be disadvantageous to a Portfolio and when the Portfolio would not otherwise choose to dispose of the assets.

Pay-In-Kind Bonds

The Balanced Portfolio may invest in pay-in-kind bonds.  These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently.  Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date and the Portfolio may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon.  To avoid liability for federal income and excise taxes, a Portfolio most likely will be required to distribute income accrued with respect to these securities, even though the Portfolio has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Collateralized Bond Obligations

A collateralized bond obligation (“CBO”) is a type of asset-backed security.  Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed-income securities. The pool of high yield securities is separated into “tiers” representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate.  Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate.  The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Eurodollar and Yankeedollar Obligations

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.  There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.  Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments.  In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities, as are United States banks, and such branches may not be subject to reserve requirements.

Foreign Securities

The Balanced Portfolio may invest in equity securities of foreign issuers. The Balanced Portfolio may invest up to 50 percent of its net assets in such securities. The Equity Portfolio and Balanced Portfolio may invest in American Depositary Receipts (“ADRs”), which are described below.

Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Portfolio to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign and domestic exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Since the Balanced Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.  The Balanced Portfolio generally will incur costs in connection with conversion between various currencies.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets.

There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All of the foregoing risks may be intensified in emerging markets.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors in all cases.

ADRs are certificates issued by a U.S. bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Portfolio may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of such ADRs.  European Depositary Receipts (“EDRs”) are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

Restricted Securities, 144A Securities and Illiquid Securities

The Equity and Balanced Portfolios may invest in restricted securities such as private placements, and in 144A securities. Once acquired, restricted securities may be sold by a Portfolio only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under 1933 Act. If sold in a privately negotiated transaction, a Portfolio may have difficulty finding a buyer and may be required to sell at a price that is less than the Adviser or Sub-Adviser had anticipated. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.

Rule 144A securities, although not registered, may be resold to qualified institutional buyers and qualified purchasers in accordance with Rule 144A under the 1933 Act.  The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

A Portfolio may not invest in any illiquid restricted security if, after acquisition thereof, more than 15 percent of the Portfolio’s assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.  If a Portfolio exceeds the 15% limitation, that Portfolio will take immediate steps to reduce its position in illiquid securities.

When-Issued and Delayed Delivery Securities

Each Portfolio may purchase securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. The Trust bears the risk that, on the settlement date, the market value of the securities may vary from the purchase price. At the time the Trust makes a commitment to purchase securities on a when- issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining the net asset value of the Portfolio in question. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent the Trust engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with the investment objective and policies of the respective Portfolio and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities of a Portfolio in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. The Adviser will ensure that such assets are segregated at all times and are sufficient to satisfy these obligations. The Portfolio may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is the Trust’s policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

Variable and Floating Rate Securities

Each Portfolio may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days’ notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year.

Banking Industry and Savings Industry Obligations

Each Portfolio may invest in certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Equity Portfolio may invest in obligations of foreign branches of domestic commercial banks and foreign banks so long as the securities are U.S. dollar–denominated. The Balanced Portfolio may also invest in these types of instruments, but such instruments will not necessarily be U.S. dollar–denominated. See “Foreign Securities” below for information regarding risks associated with investments in foreign securities.

The Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

1.

The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s or Standard & Poor’s, or, if the institution has no outstanding securities rated by Moody’s or Standard & Poor’s, it has, in the determination of the Adviser, similar credit-worthiness to institutions having outstanding securities so rated;

2.

In the case of a U.S. bank or S&L, its deposits are federally insured; and

3.

In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Commercial Paper

Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Standard and Poor’s Depositary Receipt (SPDRs)

The Portfolios may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index.  A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

Repurchase Agreements and Reverse Repurchase Agreements

Each Portfolio may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Portfolio purchases U.S. Treasury obligations or U.S. Government securities (the “underlying securities”) from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return to the Portfolio. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Portfolio would realize a loss. A repurchase transaction will be subject to guidelines approved by the Board of Trustees of the Trust, which include monitoring the credit-worthiness of the parties with which the Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

A reverse repurchase agreement involves the temporary sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Such agreements are short-term in nature. A Portfolio will segregate cash or liquid securities to cover payment obligations whenever it enters into reverse repurchase agreements.  Such transactions may be considered to be borrowings.

Mortgage Dollar Rolls

In a mortgage dollar roll, a Portfolio sells a fixed-income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date.  During the roll period, the Portfolio would forego principal and interest paid on such securities.  The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

In accordance with regulatory requirements, a Portfolio will segregate cash or liquid securities whenever it enters into mortgage dollar rolls.  Such transactions may be considered to be borrowings for purposes of the Portfolios’ fundamental policies concerning borrowings.

Warrants

The Equity and Balanced Portfolios may invest in warrants. Each of these Portfolios may invest up to 5 percent of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition, and each such Portfolio may acquire a warrant not listed on the New York or American Stock Exchanges if, after such acquisition, no more than 2 percent of the Portfolio’s net assets would be invested in such warrants.

The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit or loss than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Portfolio would lose its entire investment in such warrant.

Step Down Preferred Securities

Step down preferred securities are issued by a real estate investment trust (“REIT”) making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer’s equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities.  The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

Futures Contracts

The Equity and Balanced Portfolios may engage in futures contracts and may purchase and sell interest rate futures contracts. These Portfolios may purchase and sell stock index futures contracts, interest rate futures contracts, and futures contracts based upon other financial instruments and components. The Balanced Portfolio may also engage in gold and other precious metals futures contracts.  Such investments may be made by these Portfolios solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held in a Portfolio or in which a Portfolio intends to purchase, and not for purposes of speculation.

General Description of Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

At the time a Portfolio enters into a futures contract, an amount of cash, or liquid securities equal to the fair market value less initial margin of the futures contract, will be deposited in a segregated account with the Trust’s custodian to collateralize the position and thereby ensure that such futures contract is covered. A Portfolio may be required to deposit additional assets in the segregated account in order to continue covering the contract as market conditions change. In addition, each Portfolio will comply with certain regulations of the Commodity Futures Trading Commission to qualify for an exclusion from being a “commodity pool operator”.

Interest Rate Futures Contracts.  An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

A Portfolio may purchase and sell interest rate futures as a hedge against changes in interest rates that adversely impact the value of debt instruments and other interest rate sensitive securities being held by a Portfolio. A Portfolio might employ a hedging strategy whereby it would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

A Portfolio would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Portfolio to give up income on its investment since long-term rates normally exceed short-term rates.

Options on Futures Contracts.  A Portfolio may purchase options on interest rate futures contracts, although these Portfolios will not write options on any such contracts. A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Portfolio would close out its position before expiration by an offsetting purchase or sale.

The Portfolios would enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described in “Options on Securities” below.

 REGULATION AS A COMMODITY POOL OPERATOR

  The Trust, on behalf of the Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Portfolio’s operation.  Accordingly, the Portfolio is not subject to registration or regulation as a commodity pool operator.

Stock Index Futures Contracts.  A Portfolio may purchase and sell stock index futures contracts. A “stock index” assigns relative values to the common stocks included in an index (for example, the Standard & Poor’s 500 and Composite Stock Price Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of a Portfolio correspond to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

1.

When a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

a.

Forego possible appreciation,

b.

Create a situation in which the securities would be difficult to repurchase, or

c.

Create substantial brokerage commission;

2.

When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Sub-Adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

3.

To close out stock index futures purchase transactions.

Where the Sub-Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against the possibility of not participating in such advance at a time when a Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1.

If the Portfolio is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Sub-Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

2.

To close out stock index futures sales transactions.

Gold Futures Contracts.  The Balanced Portfolio may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Portfolio purchases a gold futures contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Portfolio sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Portfolio will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Portfolio will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Risks Associated With Futures and Futures Options.  There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Portfolio against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Portfolio from the opportunity to benefit from favorable movements in the underlying component. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Portfolio’s return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and credit-worthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.  In addition, certain of these instruments are relatively new and without a significant trading history.  Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

A Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade.  A Portfolio will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the

Portfolio plus premiums paid by it for open futures options positions, excluding transactions entered into for bona fide hedging purposes and less the amount by which any such positions are “in-the-money” (i.e., the amount by which the value of the contract exceeds the exercise price), would exceed 5 percent of the Portfolio’s net assets.

Options on Securities and Securities Indices

The Equity and Balanced Portfolios may purchase put and call options on securities, and the Equity and Balanced Portfolios may purchase put and call options on stock indices at such times as the Sub-Adviser deems appropriate and consistent with a Portfolio’s investment objective. The Portfolios may also write listed “covered” calls and “secured” put options. The Portfolio may write covered and secured options with respect to not more than 25 percent of its net assets. A Portfolio may purchase call and put options with a value of up to 5 percent of its net assets. Each of the Portfolios may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

Purchasing Options on Securities.  An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller (“writer”) of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio would continue to receive interest income on such security.

A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities which the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the option which is sold.

Writing Covered Call and Secured Put Options.  In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, the Portfolios may each write “covered” call and “secured” put options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice from Options Clearing Corporation (“OCC”) if exchanged traded requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.  In order to earn additional income or to protect partially against increases in the value or securities to be purchased, the Portfolios may write “secured” put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

A Portfolio may write a call or put option only if the call option is “covered” or the put option is “secured” by the Portfolio. Under a covered call option, the Portfolio is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Portfolio must maintain, in a segregated account with the Trust’s custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Portfolio holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

Options on Securities Indices.  A Portfolio may purchase call and put options on securities indices. Call and put options on securities indices also may be purchased or sold by a Portfolio for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolios may write put and call options on securities indices. When such options are written, the Portfolio is required to maintain a segregated account consisting of cash or liquid securities to cover payment obligations, or the Portfolio must purchase a like option of greater value that will expire no earlier than the option written. The purchase of such options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio’s securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

Risks of Options Transactions.  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on certain types of orders.

There also can be no assurance that a Portfolio would be able to liquidate an over-the-counter (“OTC”) option at any time prior to expiration.  In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees the completion of every exchange-traded option, OTC options are contracts between a Portfolio and a counter-party, with no clearing organization guarantee.  Thus, when a Portfolio purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Portfolio originally purchased the option.

Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying securities.

Foreign Currency Transactions

The Balanced Portfolio may enter into foreign currency futures contracts and forward currency contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio will not commit more than 15 percent of its total assets computed at market value at the time of commitment to a foreign currency futures or forward currency contracts. The Portfolio will purchase and sell such contracts for hedging purposes and not as an investment. The Portfolio will not enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges.  A Portfolio entering into a forward currency contract incurs the risk of default by the counter party to the transaction.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a foreign currency futures or forward currency position, in which case a Portfolio might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although the Portfolios values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies

The Balanced Portfolio may invest up to 5 percent of its total assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. The Portfolio may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Portfolio may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The Balanced Portfolio  may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency, during the period the Portfolio holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. The Portfolio will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Portfolio may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolios will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Portfolio cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Segregation and Cover for Options, Futures and Other Financial Instruments

The use of the financial instruments discussed above, i.e., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts (collectively, “Financial Instruments”), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission (“CFTC”).

A Portfolio is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options).  No Portfolio will enter into such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

Securities Lending

The Portfolios may lend securities to purchase or hold money market instruments permitted by each Portfolios’ investment objectives and policies.  The Portfolios will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3 percent of the Portfolio’s total assets.  A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.  Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser to be of good financial standing and that have been approved by the Board.

Borrowing

For temporary purposes, such as to facilitate redemptions, a Portfolio may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Portfolio would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio’s net asset value; money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Portfolio’s shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The use of derivatives in connection with leverage may create the potential for significant losses.   As a manner of fundamental policy, the Portfolios may (1) borrow money from banks, and (2) enter into reverse repurchase agreements, provided that (1) and (2) in combination do not exceed 33 1/3 of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings).  Additionally, the Portfolio’s may borrow from any person up to 5 percent of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments).

Investment in Securities of Other Investment Companies

Each Portfolio may purchase securities of other investment companies. Such securities have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds such as the Trust to invest in other investment companies within prescribed limitations. An investment company may invest in other investment companies if at the time of such investment (1) it does not purchase more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) the investment in all investment companies does not exceed 10 percent of assets. Each Portfolio will comply with all of these limitations with respect to the purchase of securities issued by other investment companies.

Investment companies in which the Portfolios may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Portfolio that invested in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Portfolio. The percentage limitations described above significantly limit the costs a Portfolio may incur in connection with such investments.

Variable Rate Demand Notes

Variable-rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.  The securities also pay interest at a variable rate intended to cause the securities to trade at their face value.  The Portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

SECURITIES TRANSACTIONS

The Adviser and any Sub-Advisers are responsible for decisions to buy and sell securities for the Trust, broker-dealer selection, and negotiation of brokerage commission rates. The primary consideration in effecting a securities transaction will be execution at the most favorable price.  A substantial portion of the Trust’s portfolio transactions in fixed-income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Trust. In certain instances, purchases of underwritten issues may be at prices which include underwriting fees.

In selecting a broker-dealer to execute each particular transaction, the Adviser and any Sub-Advisers will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the size of contribution of the broker-dealer to the investment performance of the Trust on a continuing basis.  Broker-dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which the Adviser and any Sub-Advisers exercise investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement and custody, or required in connection therewith.

Subject to the Conduct Rules of FINRA and to obtaining best prices and executions, the Adviser and any Sub-Advisers may select brokers who provide research or other services to effect portfolio transactions.  The Adviser and any Sub-Advisers may also select an affiliated broker to execute transactions for the Portfolios, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions. Neither the Adviser nor any Sub-Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser and each Sub-Adviser may place portfolio transactions with brokers or dealers that promote or sell each Portfolio’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser and any Sub-Advisers shall not be deemed to have acted unlawfully, or to have breached any duty created by a Portfolio’s Investment Advisory Agreement or otherwise, solely by reason of its having caused the Portfolio to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser and any Sub-Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser and any Sub-Advisers’ overall responsibilities with respect to the Portfolio.  The Adviser and any Sub-Advisers allocate orders placed by them on behalf of these Portfolios in such amounts and proportions as the Adviser and any Sub-Advisers shall determine and the Adviser and any Sub-Advisers will report on said allocations regularly to a Portfolio indicating the broker-dealers to whom such allocations have been made and the basis therefore.

The receipt of research from broker-dealers may be useful to the Adviser and any Sub-Advisers in rendering investment management services to these Portfolios and/or the Adviser and any Sub-Advisers’ other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser and any Sub-Advisers in carrying out their obligations to these Portfolios. The receipt of such research will not be substituted for the independent research of the Adviser and any Sub-Advisers. It does enable the Adviser and any Sub-Advisers to reduce costs to less than those which would have been required to develop comparable information through their own staff.  The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

Purchases and sales of fixed-income securities will usually be principal transactions.  Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price.  Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of each fixed-income Portfolio to take into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved.  While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available. Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Portfolios. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.

For the fiscal year ended December 31, 2012, the Equity and Balanced Portfolios paid brokerage commissions of approximately $179,505 and $16,520 respectively.   For the fiscal year ended December 31, 2011, the Equity and Balanced Portfolios paid brokerage commissions of approximately $177,496 and $14,866 respectively. For the fiscal year ended December 31, 2010, the Equity and Balanced Portfolios paid brokerage commissions of approximately $189,055 and $17,616 respectively.

CONTROL PERSONS AND PRINCIPAL OWNERS

Any person owning more than 25 percent of each Portfolio’s shares may be considered a “controlling person” of that Portfolio under the 1940 Act.  As of April 2, 2013, separate accounts of Jefferson National Life Insurance Company are the only shareholders of the Trust.  Jefferson National Life Insurance Company is located at 10350 Ormsby Park Place, Louisville, Kentucky 40223.

As of April 2, 2013, the Trustees, as a group, owned less than 1.00% of each Portfolio’s outstanding shares and less than1.00% of the Fund Complex’s outstanding shares.

MANAGEMENT

The Adviser

The Adviser, JNF Advisors, Inc., a Delaware company, provides a continuous investment program for all or a designated portion of the assets of each Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Portfolio. On February 20, 2007, the Trustees of the Trust approved an investment advisory agreement with the Adviser (the “Advisory Agreement”) with respect to the Equity and Balanced Portfolios, which was approved by their respective shareholders on April 30, 2007.  On December 30, 2011, Jefferson National Financial Corp. underwent a change of control, as such term is defined for purposes of the Investment Company Act of 1940, triggering the automatic termination of the prior Advisory Agreement, and each of the prior sub-advisory agreements for each Portfolio  The Portfolios were managed pursuant to the Interim Advisory and interim sub-advisory agreements for the period from December 31, 2011 through April 12, 2012 between Northern Lights Variable Trust and JNF Advisors, Inc., the previous and proposed adviser.   At a meeting held on April 12, 2012, the shareholders of each Portfolio approved (1) the new investment advisory agreement with the Adviser, and (2) a new sub-advisory agreement with the Sub-Adviser. The Advisory Agreement for the Equity and Balanced Portfolio was last renewed at a meeting held on December 11, 2012.

The Adviser is a registered investment adviser located at 10350 Ormsby Park Place, Louisville, Kentucky 40223.  The Adviser is a wholly-owned subsidiary of Jefferson National Financial Corp. and an affiliate of Jefferson National Life Insurance Company, which sells variable products that offer the Portfolios.  As compensation for its services, the Adviser is entitled to receive an annual fee, paid monthly, of 0.65% of the average daily net assets of each Portfolio.   The Adviser pays the Sub-Adviser a portion of this fee.

The Adviser has contractually agreed, through April 30, 2014, to waive its investment advisory fees and/or reimburse the Portfolios to the extent that the ratio of expenses (excluding brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses) to net assets on an annual basis exceeds 1.25% for each of the Portfolios.  After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Portfolio operating expenses. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Portfolio’s and increasing its overall return to investors at the time any such amounts were waived/and or reimbursed. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

For the Fiscal year ended December 31, 2012, the Adviser was paid as follows:

PORTFOLIO	Payment Due	Fees Waived	Net Fees Paid to Adviser
Equity Portfolio	$529,743	$0	$529,743
Balanced Portfolio	$133,495	$31,218	$102,277

For the Fiscal year ended December 31, 2011, the Adviser was paid as follows:

PORTFOLIO	Payment Due	Fees Waived	Net Fees Paid to Adviser
Equity Portfolio	$560,523	$0	$560,523
Balanced Portfolio	$135,546	$26,465	$109,081

For the Fiscal year ended December 31, 2010, the Adviser was paid as follows:

PORTFOLIO	Payment Due	Fees Waived	Net Fees Paid to Adviser
Equity Portfolio	$523,963	$0	$523,963

Balanced Portfolio	$140,505	$35,124	$105,381

The Sub-Advisers

On October 29, 2007, the SEC issued a “Managers of Managers" exemptive order (the "Order") under Section 6(c) of the 1940 Act granting exemptive relief to the Trust and the Adviser from Section 15(a) of the Act and Rule 18f-2 under the Act.  Such exemptive relief allows the Adviser, with prior Board approval, to enter into and/or materially amend sub-advisory agreements without obtaining shareholder approval.   Pursuant to the terms of the Manager of Managers Order, the Adviser may, subject to the approval of the Trustees, but without shareholder approval, employ new sub-advisers for new or existing Portfolios, change the terms of particular Sub-advisory Agreements or continue the employment of existing Sub-Advisers after events occur that would otherwise cause a termination of the agreement under the 1940 Act and Sub-advisory Agreements.  However, the Adviser may not enter into a sub-advisory agreement with an "affiliated person" of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser"), unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder.  Although shareholder approval would not be required for the termination of Sub-advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for a Portfolio at any time by a vote of a majority outstanding voting securities of a Portfolio.

The Adviser may retain one or more Sub-advisers, to provide investment advisory and portfolio management services with respect to the Portfolios, at the Adviser’s own cost and expense.  When a sub-adviser is retained, the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective sub-advisers and ongoing supervision and monitoring of performance for each sub-adviser. The Adviser will report to the Board of Trustees the results of its evaluation, supervision and monitoring functions.

On December 11, 2012, the Board renewed a Sub-Advisory Agreement with Chicago Equity Partners, LLC (“CEP”), located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, to sub-advise the Equity and Balanced Portfolios.  On December 30, 2011, Jefferson National Financial Corp. underwent a change of control, as such term is defined for purposes of the Investment Company Act of 1940, triggering the automatic termination of the existing Advisory Agreement, and each of the existing sub-advisory agreements for each Portfolio  Each Portfolio was sub-advised pursuant to an interim sub-advisory agreement; each between JNF Advisors, Inc. and the Fund’s previous and proposed sub-adviser for the period from December 31, 2011 through April 12, 2012.  At a meeting held on April 12, 2012, the shareholders of each Portfolio approved a new sub-advisory agreement with the CEP.  The new Sub-Advisory Agreement approved by the shareholders is identical in all material respects to the agreement previously in effect since inception of the Portfolios. The Adviser, not the Portfolios, pays the sub-advisory fee to CEP. For the fiscal year ended December 31, 2010, the Adviser paid the sub-adviser $241,829 with respect to the Equity and $58,364 with respect to the Balanced Portfolio. For the fiscal year ended December 31, 2011, the Adviser paid the sub-adviser $258,699 with respect to the Equity and $56,304 with respect to the Balanced Portfolio. For the fiscal year ended December 31, 2012, the Adviser paid the sub-adviser $244,217 with respect to the Equity and $55,597 with respect to the Balanced Portfolio.

PORTFOLIO MANAGERS

The following provides further information for those individuals that are primarily responsible for the day-to-day management of the each Portfolio.  Experience and business background for each portfolio manager may be found in the Prospectus under the section “Portfolio Managers.”

Chicago Equity Partners, LLC (CEP) utilizes a team approach to manage each of the Equity and Balanced Portfolios. The co-managers of the Equity team (Equity Portfolio and Equity portion of the Balanced Portfolio) are David C. Coughenour and Robert H. Kramer. The co-managers of the fixed income portion of the Balanced Portfolio are Michael Millhouse, Michael Budd and Curt Mitchell.  The portfolio managers responsible for the management of the Equity and Balanced Portfolios are compensated through a base salary, an incentive bonus and a full range of benefits.  The amount of their base salaries is dependent upon market-driven industry standards, with the objective being to maintain salary levels in the top 25th percentile.  The pool for the incentive bonuses is calculated using a formula that takes into consideration long- and short-term excess returns by product as well as new assets under management; and this pool is allocated to the portfolio managers on the basis of merit and contribution.  The portfolio managers’ full range of benefits includes tuition reimbursement, a 401(k) pension plan, and full medical and dental insurance.

Potential conflicts of interest may be presented in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Each sub-adviser has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of a sub-adviser may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Each sub-adviser maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees’ personal securities transactions.

Code of Ethics.  The Trust and Adviser have adopted a Code of Ethics of (hereinafter “Code”) pursuant to Rule 17j-1 promulgated by the Securities and Exchange Commission pursuant to Section 17(j) of the 1940 Act and under the Insider Trading and Securities Fraud Enforcement Act of 1988 (the “Insider Trading Act”).  Under the Code, no director, officer nor advisory person of the Adviser shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which security to his knowledge at the time of such purchase and sale (1) is being considered for purchase or sale by the Adviser on behalf of any client, or (2) is being purchased or sold by the Adviser on behalf of any client.  The Code also requires prior clearance, submission of duplicate confirmations on all transactions, as well as, submission of duplicate monthly statements on all beneficially owned accounts by access persons.  The Code is on file with and is available from the Securities and Exchange Commission.

Each sub-adviser has also adopted a code of ethics under Rule 17j-1 under the 1940 Act.  These codes of ethics permit persons, subject to conditions set forth therein, to invest in securities, including certain securities that may be purchased or held by a Portfolio or Portfolios.  These codes of ethics have been filed with and are available from the Securities and Exchange Commission.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC ("GFS"), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Portfolios pursuant to a Fund Services Agreement (the "Agreement") with the Portfolios and subject to the supervision of the Board.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Portfolios. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on February 23, 2011 and will remain in effect for two years from the applicable effective date for each Portfolio, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days' written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring each Portfolio's holdings and operations for post-trade compliance with the Portfolio's registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attend and participate in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Portfolio to calculate its daily net asset value; (9) assist in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust's Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Portfolio's independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Portfolios; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Portfolio in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

 GFS also provides the Portfolios with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Portfolio's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Portfolio; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Portfolios' custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Portfolios.

GFS also, acts as transfer, dividend disbursing, and shareholder servicing agent for the Portfolios pursuant to written agreement with Portfolios. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Portfolios pursuant to the Administration, Fund Accounting and Transfer Agency Agreements, GFS receives fees computed at the annual rate of 0.15% of the first $250,000,000; 0.10% of the next $250,000,000 to $500,000,000; and 0.08% of amounts in excess of $500,000,000 of the Portfolios assets.  The Portfolios also pay the Administrator for any out-of-pocket expenses. The following table sets forth the amount of administration, fund accounting and transfer agency fees paid by each Portfolio to GFS during the periods shown:

	2012	2011	2010
Equity Portfolio	$142,528	$158,042	$147,215
Balanced Portfolio	$54,596	$54,495	$56,264

Custodian.  Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, serves as Custodian of the assets of each Portfolio.

Compliance Officer. Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act.  For the compliance services rendered to the Portfolio, the Portfolio pays NLCS a one-time fee of $2,500, plus an annual fee, based on Portfolio assets, ranging from $13,500 (net assets of $50 million or less) to $31,500 (net assets over $1 billion).  The Portfolio also pays NLCS for any out-of-pocket expenses. The following table sets forth the amount of compliance services fees paid by each Portfolio to NLCS during the periods shown:

	2012	2011	2010
Equity Portfolio	$12,866	$11,883	$12,514
Balanced Portfolio	$4,220	$3,519	$2,778

Independent Registered Public Accounting Firm.  Cohen Fund Audit Services, Ltd., serves as the Trust’s independent registered public accounting firm.

PLAN OF DISTRIBUTION

The Trust has adopted a Distribution Plan (the “Plan”) dated February 19, 2007 with respect to the Equity and Balanced Portfolios, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges.

Pursuant to the Plan, each Portfolio may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders of that class. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. The Plan authorizes payments of up to 0.25 percent annually of the average daily net assets of each of the Equity and Balanced Portfolios.

In accordance with the terms of the Plan, the Adviser provides to each Portfolio, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

The Plan was adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Trustees believe that there is a reasonable likelihood that the Plan will benefit each Portfolio and its current and future shareholders.  Among the anticipated benefits are higher levels of sales and lower levels of redemptions of shares of each Portfolio, economies of scale, reduced expense ratios and greater portfolio diversification.

For the fiscal year ended December 31, 2012, the Equity and Balanced Portfolios paid $203,747 and $51,344 in distribution/12b-1 fees related to the Plan, respectively.   For the fiscal year indicated below, each Portfolio paid the following allocated distribution fees:

	Equity Portfolio - Total Dollars Allocated	Balanced Portfolio - Total Dollars Allocated
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	None	None
Payment to dealers	$203,747	$51,344
Compensation to sales personnel	None	None
Other	None	None
Total	$203,747	$51,344

Under the term of the Plan, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above.  The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Portfolio, and the Trustees in a manner described above must also approve material amendments to the Plan.  The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Portfolio affected thereby.  The Plan will automatically terminate in the event of its assignment.

ADMINISTRATIVE SERVICES LETTER AGREEMENT

The Trust has entered into an Administrative Services Letter Agreement (the “Services Agreement”) with Jefferson National Life Insurance Company (the “Company”), pursuant to which the Company can be compensated for providing certain administrative services to the Trust and each Portfolio, including but not limited to:  periodic reporting to the Trust regarding owners of Contracts that hold interests in each Account as defined in the Insurance Company Participation Agreement between the Company and  the Trust (the “Participation Agreement”); distribution of materials to Contract owners indirectly invested in the Portfolios, including annual and semi-annual shareholder reports, prospectuses quarterly account statements and other shareholder communications, proxy statements and other proxy materials; solicitation of Contract owner voting instructions and tabulation of the same; provision of telephone inquiry support and other personal services (as defined in FINRA Rule 2830(d)) to Contract owners invested in the Funds; transmission of purchase and redemption requests to the Trust’s transfer agent; preparation and providing of reports to third-party reporting services; relieve the Trust of other incidental administrative services generally provided by mutual funds to their shareholders by providing the same to Contract owners; and such other administrative support to the Trust as mutually agreed upon from time to time between the Trust and the Company.

Payments under the Services Agreement may serve to compensate the Company, in whole or in part, for certain obligations under the Participation Agreement.  The Trust may enter into similar services agreements with other insurance companies with which it enters into an insurance company participation agreement.

The Services Agreement was adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Services Agreement, cast in person at a meeting called for the purpose of voting on the same. The Trustees believe that there is a reasonable likelihood that the Services Agreement will benefit each Portfolio and its current and future shareholders.  The Services Agreement shall remain in full force and effect for a period of one year and shall be automatically renewed thereafter for successive one-year periods.  Letter agreements shall terminate automatically upon termination of the corresponding participation agreement.

Other Revenue Sharing

The Adviser may pay additional compensation, out of the Adviser’s own assets, to Jefferson National Life Insurance Company (“Jefferson National”) and other intermediaries or their affiliates, based on sales of assets attributable to a firm, or such other criteria agreed to by the Adviser.  Such payments will not increase any Portfolios’ Net Expenses as defined in the section “Fees and Expenses” in the Portfolios’ Prospectus.  The firms to which these payments may be made are determined by the Adviser. These payments may provide an incentive, in additional to any distribution fees paid pursuant to Rule 12b-1, to these firms to actively promote the Portfolios or cooperate with other promotional efforts.

TRUSTEES AND OFFICERS OF THE TRUST

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission. The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is considered an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC ("NLD").  Although NLD does not serve as distributor of the Portfolios, NLD serves as distributor for other series of the Trust.  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair; Mr. Anthony Hertl. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Masters and Bachelor degrees in Accounting, is a Certified Public Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University.  He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities and Exchange Commission (“SEC”) , served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch.  Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl [1] 1950	Trustee Since 2006	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Fund Trust (since 2005)

Gary W. Lanzen [1] 1954	Trustee Since 2006	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Fund Trust (since 2005)
Mark H. Taylor[1] 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	106

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	106	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola[1] *** 1952	Trustee Since 2006	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004)..	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Fund Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A

James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

		N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer Since 2011

Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).

		N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Portfolio’s Distributor).

1 Named in May 2, 2013 SEC Order.  See section titled Legal Proceedings in the SAI.

Legal Proceedings

On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser, Sub-Adviser or the Portfolios.

The Order found that on certain occasions during the period January 2009 to December 2010, disclosures included in shareholder reports (concerning the Trustees’ adviser evaluation process under Section 15(c) of the 1940 Act) filed by certain funds of the Trust contained boilerplate disclosures that were materially untrue or misleading in violation of Section 34(b) of the 1940 Act.  These disclosures were included in the fund shareholder reports based on board minutes drafted by GFS, reviewed by the Trust’s outside counsel, and then reviewed and approved by the Trustees.  The Order found that the named Trustees therefore were a cause of these violations.  In addition, GFS failed to ensure that certain shareholder reports contained the required disclosures concerning the Trustees’ evaluation process and failed to ensure that certain series within the Trust maintained and preserved their Section 15(c) files in accordance with 1940 Act recordkeeping requirements.  Accordingly, GFS caused those funds’ violations of

Sections 30(e) and 31(a) of the Investment Company Act and Rules 30e-1 and 31a-2(a)(6) thereunder.

The Order found that, during the relevant period, NLCS and the four named Trustees were also a cause of violations of Rule 38a-1(a)(1) under the 1940 Act, which requires registered investment companies to adopt and implement written compliance policies and procedures.  Specifically, the Order found that NLCS and the named Trustees failed to implement certain policies and procedures of the Trust that required the funds’ CCO to provide the advisers’ compliance manuals to the named Trustees for their review or, as an alternative, summaries of the compliance programs.  Rather than following this process, the Order found that the named Trustees’ approval of the advisers’ compliance programs was based primarily on their review of a brief written statement prepared by NLCS and a verbal representation by NLCS that such manuals were adequate.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter.  The Audit Committee is also responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. In addition, The Audit Committee is responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective April 1, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $4,875, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid in advance of each calendar quarter. Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $3,500.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended December 31, 2012.  Each Independent Trustee attended all quarterly meetings during the period.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
Anthony J. Hertl	$17,000	None	None	$115,000
Gary Lanzen	$13,000	None	None	$95,000
Mark Taylor	$13,000	None	None	$109,000
John V. Palancia	$13,000	None	None	$105,333
Michael Miola*	None	None	None	None

_______________

*This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to the Funds in the Trust.

***The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Michael Miola*	None	None
Mark Taylor	None	None
John V. Palancia	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

NET ASSET VALUES OF THE SHARES OF THE PORTFOLIOS

As indicated in the Prospectuses under the heading "How Shares are Priced," the net asset value ("NAV") of each portfolio's shares is determined by dividing the total value of the Portfolio's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Portfolio.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

Portfolio shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Trust normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Trust or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Trust may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to FAS 157.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder's shares of a Portfolio when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)

when the NYSE is closed, other than customary weekend and holiday closings;

(b)

when trading on that exchange is restricted for any reason;

(c)

when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably   practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (“SEC”) (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)

the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Fund’s Board of Trustees.  The program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officers who is responsible for implementing and monitoring the Program, an ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established reasonable anti-money laundering procedures, has reported suspicious and/or fraudulent activity and has completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PROXY VOTING SUMMARY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Portfolios to the Adviser or a sub-adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser or a sub-adviser vote proxies received in a manner consistent with the best interests of the respective Portfolio and its shareholders.  The Policies also require the Adviser or sub-adviser to present to the Board, at least annually, the Adviser’s or sub-adviser’s Proxy Policies and a record of each proxy voted on behalf of a Portfolio, including a report on the resolution of all proxies identified by the Adviser or sub-adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s or sub-adviser’s interests and a Portfolio’s interests, the Adviser (or sub-adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser or sub-adviser will abstain from voting the securities held by that client’s account. Copies of each sub-adviser's proxy voting policies are attached hereto under Appendix A.

More information.  Information regarding how each portfolio voted proxies relating to securities held by the Portfolio during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling Jefferson National Financial Corp. at 866-667-0561; and (2) on the SEC’s website at http://www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by contacting Jefferson National Financial Corp. at 866-667-0561 and will be sent within three business days of receipt of a request.

DISCLOSURE OF THE PORTFOLIOS’ HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the each Portfolio's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Portfolio shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Portfolio discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, Each Portfolio will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q approximately two months after the end of each quarter/semi-annual period.

Each Portfolio may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, each Portfolio's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR, Form N-Q or Form N-MFP.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Advisor or Sub-Adviser.  Personnel of the Advisor or a sub-adviser, including personnel responsible for managing a Portfolio’s portfolio, may have full daily access to each Portfolio's portfolio holdings since that information is necessary in order for the Advisor or Sub-Adviser to provide their management, administrative, and investment services to the Portfolio.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser or sub-adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Portfolios; therefore, its personnel have full daily access to each Portfolio’s holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

Fifth Third Bank.  Fifth Third Bank is the custodian for each Portfolio; therefore, its personnel have full daily access to each Portfolio's holdings since that information is necessary in order for them to provide the agreed-upon services for the Portfolios.

•

Cohen Fund Audit Services, Ltd.  Cohen Fund Audit Services, Ltd. is the Trust’s independent registered public accounting firm; therefore, its personnel have access to each Portfolio’s holdings in connection with auditing of the Portfolio's annual financial statements and providing assistance and consultation in connection with SEC filings.

•

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Portfolios; therefore, its personnel have access to each Portfolio’s holdings in connection with the review of the Trust's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients.  The Portfolio’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of each Portfolio’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings.  In no event shall the Portfolios, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Portfolios’ portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Portfolios’ Chief Compliance Officer will report periodically to the Board with respect to compliance with the Portfolios’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Portfolios from the potential misuse of holdings information by individuals or firms in possession of that information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Owners of variable contracts invested in the Portfolios will not receive directly any dividends or other distributions from the Trust or any of the Portfolios. All such dividends and other distributions are payable to, and reinvested by, the separate accounts of the insurance company in which contract premiums are invested.

It is each Portfolio’s intention to distribute sufficient net investment income to avoid the imposition of federal income tax on the Portfolio. Each Portfolio also intends to distribute sufficient income to avoid the application of any federal excise tax. For dividend purposes, the net investment income of each Portfolio, consists of all dividends and/or interest received less its estimated expenses (including fees payable to the Adviser). The Balanced Portfolio is also required to include in its taxable income each year a portion of the original issue discount at which it acquires zero coupon securities, even though the Portfolio receives no interest payment on the securities during the year. Similarly, that Portfolio must include in its taxable income each year any interest on payment-in-kind securities in the form of additional securities. Accordingly, to continue to qualify for treatment as a regulated investment company under the Internal Revenue (the “Code”), that Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash the Portfolio actually receives. Those distributions will be made from the Portfolio’s cash assets or the proceeds from sales of portfolio securities, if necessary.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Portfolios. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.  Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Dividends from the Balanced Portfolio will be declared and reinvested quarterly in additional full and fractional shares of the Balanced Portfolio. Dividends for the Equity Portfolio will be declared and reinvested annually in additional full and fractional shares of the Equity Portfolio.  However, the Trustees may decide to declare dividends at other intervals.

Distributions of each Portfolio’s net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term gains, and net realized gains from foreign currency transactions, if any, is declared and paid to its shareholders annually. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the insurance company separate accounts.

Each Portfolio of the Trust is treated as a separate corporation for federal income tax purposes and intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). As such, a Portfolio will not be subject to federal income tax on the part of its net investment income and net realized capital gains that it distributes to shareholders. To qualify for treatment as a “regulated investment company,” each Portfolio must, among other things, derive at least 90 percent of its gross income for each taxable year from dividends, interest and gains from the sale or other disposition of securities.

Furthermore, each Portfolio also intends to comply with Section 817(h) of the Code and the regulations issued thereunder.  Section 817(h) imposes certain investment diversification requirements on life insurance company separate accounts that support variable life insurance policies and variable annuity contracts.  These diversification requirements are in addition to the diversification requirements of Subchapter M of the Code and of the 1940 Act, and may affect the securities in which a Portfolio may invest.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Portfolios. All shares issued are fully paid and non-assessable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 The Portfolios have selected Cohen Fund Audit Services, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, as its independent registered public accounting firm for the current fiscal year.  The firm provides services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio, 43215 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in the SAI are hereby incorporated by reference to the Annual Report for each of the Equity and Balanced Portfolios for the fiscal year ended December 31, 2012.  You can obtain a copy of the Annual Report without charge by calling Jefferson National Financial Corporation at 866-667-0561.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

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SP-2 Satisfactory capacity to pay principal and interest.

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SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•

MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

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MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•

MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

 APPENDIX B

Title: PROXY VOTING

Section: PORTFOLIO MANAGEMENT

Ref. No.: B-07

Adopted/Revised: October 2011

PROXY VOTING POLICIES AND PROCEDURES

A. POLICY

Chicago Equity Partners (the “Adviser”) acts as discretionary investment adviser to high net worth individuals and institutional accounts. Our policy is to exercise voting authority with respect to client securities only if a client has authorized us to exercise such discretion pursuant to the client’s advisory contract.

Our policy is to vote proxies in the best interests of clients. In pursuing this policy, we vote in a manner that is intended to maximize the value of client assets. The Investment Committee of the firm has delegated authority for proxy voting to a Proxy Committee, comprised of three members.

The Investment Committee has designated the Chief Compliance Officer as the Chairman of the Proxy Committee. Additional members will include a representative of the Equity Research unit and a representative of the Client Service unit. The Proxy Committee has the responsibility for developing and maintaining voting guidelines. In developing the voting guidelines the Proxy Committee relies on proxy research services (e.g. Institutional Shareholder Service,) as well as public information made available by established proponents of responsible proxy voting (e.g. the Council of Institutional Investors, TIA-CREF, Calpers, AFL-CIO). The guidelines reflect voting positions that are in the economic interest of the clients of Chicago Equity Partners and in keeping with Chicago Equity Partners’ role as a fiduciary, as defined by both the Advisers Act and ERISA.

Where a voting guideline for a particular proxy proposal does not exist, Chicago Equity Partners will generally vote in accordance with the recommendation made by the proxy research service to which the firm subscribes.

The procedures and guidelines described below are intended to implement this proxy voting policy.

B. PROCEDURES

1. The Chairman of the Proxy Committee will appoint a Voting Coordinator who is responsible for monitoring corporate actions and ensuring that (i) proxies are received and forwarded to a proxy voting agent employed by the firm; and (ii) proxies are voted in a timely manner upon receipt of voting instructions from the proxy research service vendor. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

2. The Chairman of the Proxy Committee shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

3. Proxy voting decisions will be determined by the Voting Coordinator. The Voting

Coordinator will vote the proxies in accordance with the standard voting positions or for non-routine issues with the recommendation of the proxy research service. Where the proxy proposal involves mergers, acquisitions and corporate restructurings the voting decision will be made by the firm’s equity analyst responsible for the company. The Proxy Committee may choose to vote in a manner that differs from the voting guidelines or the recommendation made by the proxy research service. In such case the reason for the deviation will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

4. The Proxy Committee may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting the decision not to vote on a particular proposal will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

C. VOTING GUIDELINES

The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will typically be voted with management. Traditionally, these issues include:

· Approval of auditors

· Election of directors

· Indemnification provisions for directors

· Liability limitations of directors

· Name changes

· General updating/corrective amendment to charter

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. We will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the economic interest of advisory accounts. Non-routine matters include:

· Mergers and acquisitions

· Restructuring

· Re-incorporation

· Changes in capitalization

· Increase in number of directors

· Increase in preferred stock

· Increase in common stock

· Majority Election of Directors

· Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category include:

· Poison pills

· Golden parachutes

· Greenmail

· Supermajority voting

· Dual class voting

· Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the account. Shareholder matters include:

· Annual election of directors

· Anti-poison pill

· Anti-greenmail

· Confidential voting

· Cumulative voting

D. CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

· A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the company’s Board.

· An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

· The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Chief Compliance Officer.

If a material conflict is identified, proxies will be voted for that company in the following manner:

· If our Voting Guidelines indicate a vote “For” or “Against” a specific issue, we will vote in accordance with such predetermined guidelines.

· If the Voting Guidelines do not cover an issue or indicate a “case by case” analysis, we will follow the voting recommendation of our proxy research service.

· If the proxy research service does not cover an issue, we will either seek the consent of clients or the written recommendation of an independent third party.

E. RECORDKEEPING

The firm’s Proxy Voting Agent is responsible for maintaining the following records on behalf of the firm:

· proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

· records of votes cast;

· Research and analysis regarding voting recommendations made;

The firm’s Proxy Voting Coordinator is responsible for maintaining the following records:

· records of client requests for voting information; and

· any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

F. DISCLOSURE

The Adviser will describe these Policies and Procedures in an attachment to Part II of its Form ADV and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in the attachment how a client may obtain information on how the Adviser voted with respect to that client’s securities. The Adviser will send the initial summary of these

Policies and Procedures and the other information described in this Section to existing clients by separate notice.